Exhibit 10.4
SCHEDULE A
TO
EXHIBIT 10.3
     Bob Evans Farms, Inc. (the “Registrant”) has entered into Change in Control Agreements with the executive officers of the Registrant identified below, which Change in Control Agreements are substantially identical to the Change in Control Agreement, effective May 1, 2002, between the Registrant and Donald J. Radkoski, Chief Financial Officer, Treasurer and Secretary of the Registrant, a copy of which was filed as Exhibit 10(b) to the Registrant’s Annual Report on Form 10-K for the fiscal year ended April 26, 2002 (the “2002 Form 10-K”).
     In accordance with Rule 12b-31 promulgated under the Securities Exchange Act of 1934 and Item 601(b)(10)(iii) of Regulation S-K, the following table identifies those executive officers of the Registrant with whom the Registrant has entered into Change in Control Agreements similar to that included as Exhibit 10(b) to the 2002 Form 10-K:

Name	Current Offices Held with the Registrant
Russell W. Bendel	President and Chief Executive Officer, SWH Corporation (d/b/a Mimi’s Café)

Mary L. Cusick	Senior Vice President of Restaurant Marketing

Mary L. Garceau	Vice President, General Counsel and Assistant Secretary

Richard D. Hall	Senior Vice President — Corporate Procurement

Randall L. Hicks	Executive Vice President of Restaurant Operations

Tod P. Spornhauer	Senior Vice President of Finance, Controller, Assistant Treasurer and Assistant Secretary

J. Michael Townsley	Executive Vice President — Food Products

Roger D. Williams	President — Bob Evans Restaurants